UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On February 2, 2024, WisdomTree, Inc. (the “Company”) issued a press release announcing its financial results for the three months and year ended December 31, 2023. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 8.01.	Other Events

Quarterly Dividend

On January 29, 2024, the Company’s Board of Directors declared a quarterly cash dividend of $0.03 per share of common stock, payable on February 28, 2024 to stockholders of record as of the close of business on February 14, 2024. A copy of the press release issued in connection with the dividend is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

New Committee Chair Appointments

On January 29, 2024, the Company’s Board of Directors appointed (i) Smita Conjeevaram to replace Win Neuger as Chair of the Compensation Committee and (ii) Shamla Naidoo to replace Smita Conjeevaram as Chair of the Nominating and Governance Committee of the Board. The Company’s newly constituted committees are as follows:

•	Audit Committee: Lynn S. Blake (Chair), Anthony Bossone, Rilla Delorier and Daniela Mielke
•	Compensation Committee: Smita Conjeevaram (Chair), Lynn S. Blake, Anthony Bossone, Shamla Naidoo and Win Neuger
•	Nominating and Governance Committee: Shamla Naidoo (Chair), Lynn S. Blake, Smita Conjeevaram, Daniela Mielke and Tonia Pankopf

The Board has determined that each of the committee members is independent under Section 303A of the New York Stock Exchange Listed Company Manual and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press Release, dated February 2, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: February 2, 2024	By:	/s/ Bryan Edmiston
Bryan Edmiston
Chief Financial Officer